Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of SGS International, Inc. (the “Company”) for the fiscal year ended December 31, 2006, the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 13, 2007	/s/ HENRY R. BAUGHMAN
Henry R. Baughman
Chief Executive Officer, President and Director

/s/ JAMES M. DAHMUS
James M. Dahmus
Chief Financial Officer